Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1991-1

KEY PERFORMANCE FACTORS
November, 1996

Scheduled Maturity                                                 4/15/97


Coupon                                                  7.75%


Excess Protection Level
   3 Month Average  6.54%
     November, 1996  6.99%
     October, 1996  6.67%
     September, 1996  5.95%

Cash Yield                                              22.00%

Investor Charge Offs                                    4.77%

Base Rate                                               10.25%

Over 35 Day Delinquency                                 4.88%

Seller's Interest                                       23.97%

Total Payment Rate                                      10.02%

Total Principal Balance                                $8,198,022,382.34

Investor Participation Amount                          $416,666,666.69

Seller Participation Amount                            $1,964,689,048.95